PURCHASE AGREEMENT

                  This Purchase Agreement dated as of July 1, 1997 (the "Agreement"), is between THE CIT GROUP/CONSUMER FINANCE, INC., as seller (the "Seller"), and THE CIT GROUP/SECURITIZATION CORPORATION III, as purchaser (the "Purchaser ").

                  Subject to the terms hereof, the Seller agrees to sell, and the Purchaser agrees to purchase, the home equity mortgage loans set forth on Exhibit A (collectively, the "Mortgage Loans"), having an aggregate outstanding principal balance as of July 1, 1997(the "Cut-off Date") of approximately $500,068,599.83.

                  It is the intention of the Seller and the Purchaser that the Purchaser shall sell the Mortgage Loans to The Bank of New York, as trustee (the "Trustee"), and shall enter into a Pooling and Servicing Agreement, dated as of the date hereof (the "Pooling and Servicing Agreement"), with The CIT Group/Consumer Finance, Inc., as seller and master servicer and the Trustee, pursuant to which Home Equity Loan Asset Backed Certificates, Series 1997-1(the "Certificates"), evidencing ownership interests in the Mortgage Loans, will be issued.

                  The Purchaser and the Seller wish to prescribe the terms and conditions of the purchase by the Purchaser of the Mortgage Loans.

                  In consideration of the premises and the mutual agreements hereinafter set forth, the Purchaser and the Seller agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. Definitions. Certain capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. All references in this Purchase Agreement to Articles, Sections, subsections and exhibits are to the same contained in or attached to this Purchase Agreement unless otherwise specified.

                                   ARTICLE II

                      SALE AND CONVEYANCE OF MORTGAGE LOANS

                  SECTION 2.01. Sale and Conveyance of Mortgage Loans. On the Closing Date, subject to the terms and conditions hereof, the Seller shall, and by execution of this Agreement hereby does, sell, transfer, assign absolutely, set over and otherwise convey to the Purchaser without recourse, except for the terms of this Agreement, and the Purchaser shall, and by execution of this Agreement hereby does, purchase (i) all the right, title and interest of the Seller in and to the Mortgage Loans, including, without limitation, the security interests


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in the related Mortgaged Properties and any related Mortgages and Notes, the
Seller's interest in any related Mortgaged Property which has been acquired by foreclosure or deed in lieu of foreclosure, and all payments thereon and proceeds of the conversion thereof, voluntary or involuntary, and all interest and principal received by the Seller on or with respect to the Mortgage Loans on and after the Cut-off Date, (ii) all rights under any Hazard Insurance Policy relating to a Mortgaged Property securing a Mortgage Loan for the benefit of the creditor of such Mortgage Loan, (iii) the proceeds from any Errors and Omissions Protection Policy and all rights under any blanket hazard insurance policy to the extent they relate to the Mortgage Loan or the Mortgaged Properties related thereto, (iv) all documents contained in the Files with respect to the Mortgage Loans, (v) all rights under the CITCF-NY Purchase Agreement and the CITSF Purchase Agreement and (vi) all proceeds in any way derived from any of the foregoing. The parties intend and agree that the conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute an absolute sale.

                  The Seller hereby declares and covenants that it shall at no time have any legal, equitable or beneficial interest in, or any right, including without limitation any reversionary or offset right, to the Certificate Account, and that, in the event it receives any of the same, it shall hold same in trust for the benefit of the Trust on behalf of the Certificateholders and shall immediately endorse over to the Trust any such amount it receives.

                  SECTION 2.02. Purchase Price; Payments on the Mortgage Loans.

                  (a) The purchase price for the Mortgage Loans shall be an amount equal to $500,068,599.83. Such purchase price shall be payable in immediately available funds on the Closing Date.

                  (b) The Purchaser shall be entitled to all payments of principal and interest received on or after the Cut-off Date. All payments of principal and interest received before the Cut-off Date shall belong to the Seller. The Seller shall hold in trust for the Purchaser and shall promptly remit to the Purchaser, any payments on the Mortgage Loans received by the Seller that belong to the Purchaser under the terms of this Agreement.

                  SECTION 2.03. Transfer of Mortgage Loans. Pursuant to the Pooling and Servicing Agreement, the Purchaser will assign all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Certificateholders. The Purchaser shall assign its interest under this Agreement to the Trustee under and pursuant to the Pooling and Servicing Agreement and the Trustee shall succeed to the rights and obligations hereunder of the Purchaser.

                  SECTION 2.04. Examination of Files. The Seller will make the Files with respect to the Mortgage Loans available to the Purchaser, its agent and its assignees and their agents for examination at the Trust's offices or such other location as otherwise shall be agreed upon by the Purchaser and the Seller.


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                  SECTION 2.05 Conditions to Sale of Mortgage Loans. The
Purchaser's obligations hereunder are subject to the following conditions:

                  (a) The Purchaser shall have received (i) the Pooling and Servicing Agreement executed by all the parties thereto, (ii) all documents required by the Pooling and Servicing Agreement and (iii) such other opinions and documents as the Purchaser may reasonably require in connection with the purchase of the Mortgage Loans hereunder or the sale of the Certificates;

                  (b) The representations and warranties of the Seller and the Master Servicer made in the Pooling and Servicing Agreement shall be true and correct on the Closing Date; and

                  (c) The Purchaser shall have received from counsel to the Seller a letter stating that the Purchaser may rely on such counsel's opinion delivered pursuant to the Pooling and Servicing Agreement and such counsel's opinions to Moody's Investors Service, Inc. and Standard and Poor's Ratings Service in respect of the sale of the Mortgage Loans to the Purchaser by the Seller, or such opinions may be addressed and delivered to the Purchaser.

                  SECTION 2.06 Recordation of Mortgages. Upon request of the Trustee or the Master Servicer under the Pooling and Servicing Agreement, at the Seller's expense, the Seller shall use its best efforts and cooperate in the preparation, execution and recording of assignments of Mortgages related to the Mortgage Loans required to protect the interests of the Trustee in the Mortgage Loans and the Mortgaged Property.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER;

                          REPURCHASE OF MORTGAGE LOANS

                  SECTION 3.01 Representations and Warranties of the Seller.

                  (a) The representations and warranties of the Seller contained in the Pooling and Servicing Agreement are incorporated herein, and are made to the Purchaser on the date hereof, as if set forth herein and as if made to the Purchaser on the date hereof. The Seller will make such representations and warranties in the Pooling and Servicing Agreement directly to the Trust and will be obligated in respect of such representations and warranties pursuant to the Pooling and Servicing Agreement. On the Closing Date, the Seller shall deliver to the Purchaser an Officer's Certificate, dated the Closing Date, to the effect that the representations and warranties made in the Pooling and Servicing Agreement by the Seller are true and correct as of the Closing Date.

                  (b) It is understood and agreed that the representations and warranties incorporated by reference in this Agreement by Section 3.01(a) hereof shall remain operative and in full force and effect, shall survive the transfer and conveyance of the Mortgage Loans by the Seller to the Purchaser and by the Purchaser to the trust, and shall inure to the benefit of the Purchaser, the Trust and their successors and permitted assignees.


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                  (c) The Seller shall indemnify the Purchaser and the Master
Servicer and hold the Purchaser and Master Servicer harmless against any loss, penalties, fines, forfeitures, legal fees and related costs, judgments and other costs and expenses resulting form any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained or incorporated by reference in this Agreement. It is understood and agreed that the obligation of the Seller set forth in this
Section 3.01 to indemnify the Purchaser and the Master Servicer as provided in this Section 3.01 constitutes the sole remedy of the Purchaser and the Master Servicer respecting a breach of the foregoing representations and warranties. The Trust shall also have the remedies provided in the Pooling and Servicing Agreement.

                  (d) Each indemnified party shall give prompt notice to the Seller of any action commenced against it with respect to which indemnity may be sought hereunder but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement, unless the failure to notify materially prejudices the rights and condition of the Seller. The Seller shall be entitled to participate in any such action, and to assume the defense thereof, and after notice form the Seller to an indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof.

                  (e) Any cause of action against the Seller or relating to or arising out of the breach of any representations and warranties made or incorporated by reference in this Section 3.01 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or the Master Servicer or notice thereof by the Seller to the Purchaser and the Master Servicer, (ii) failure by the Seller to cure such breach and (iii) demand upon the Seller by the Purchaser for all amounts payable in respect of such Mortgage Loan.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

                  SECTION 4.01. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller, the Purchaser and the Trustee.

                  SECTION 4.02. Counterparts. For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  SECTION 4.03. Termination. The Seller's obligations under this Agreement shall survive the sale of the Mortgage Loans to the Purchaser.

                  SECTION 4.04. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

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                  SECTION 4.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by first class mail, postage prepaid, to (i) in the case of the Purchaser, The CIT Group/Consumer Finance, Inc., 650 CIT Drive, Livingston, New Jersey 07039, Attention: President, or such other address as may hereafter be furnished to Seller in writing by the Purchaser or (ii) in the case of the Seller, The CIT Group/Consumer Finance, Inc. (NY), 650 CIT Drive, Livingston,
New Jersey 07039, Attention: President, or such other address as may hereafter be furnished to the Purchaser by the Seller.

                  SECTION 4.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  SECTION 4.07. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Seller and the Purchaser and their respective successors and assigns, as may be permitted hereunder. The Seller and the Purchaser agree that the Trustee is an intended third party beneficiary of this Agreement, and that the Trustee has the right to enforce this Agreement as if it were a party to this Agreement.


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                  IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                       THE CIT GROUP/CONSUMER FINANCE, INC.,
                                        as Seller

                                       By: /s/ FRANK GARCIA
                                          --------------------------------------
                                       Name:  Frank Garcia
                                       Title: Vice President

                                       THE CIT GROUP SECURITIZATION
                                        CORPORATION III,
                                         as Purchaser

                                       By: /s/ FRANK GARCIA
                                          --------------------------------------
                                       Name:  Frank Garcia
                                       Title: Vice President


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                                    EXHIBIT A

                             List of Mortgage Loans